Filed under Rule 497(k)

Registration No. 333-53589

VALIC COMPANY II

Supplement to the Summary Prospectus dated January 1, 2014

Effective immediately, in the section titled “FUND SUMMARY” for the Socially Responsible Fund under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management, LLC (“SAAMCo”) is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

Please retain this supplement for future reference.

Dated: October 27, 2014